                                                                    EXHIBIT 99.4

CASE NAME:          KEVCO GP, INC.                                 ACCRUAL BASIS

CASE NUMBER:        401-40786-BJH-11

JUDGE:              BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2001
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ JOSEPH P. TOMCZAK                                         TREASURER
----------------------------------------          ------------------------------
Original Signature of Responsible Party                         Title

JOSEPH P. TOMCZAK                                           MAY 29, 2001
----------------------------------------          ------------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                  ACCOUNTANT FOR DEBTOR
----------------------------------------          ------------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                          MAY 29, 2001
----------------------------------------          ------------------------------
Printed Name of Preparer                                        Date

CASE NAME:          KEVCO GP, INC.                          ACCRUAL BASIS - 1

CASE NUMBER:        401-40786-BJH-11

COMPARATIVE BALANCE SHEET

                                                             SCHEDULED           MONTH             MONTH             MONTH
ASSETS                                                         AMOUNT            FEB-01            MAR-01            APR-01
------                                                      ------------      ------------      ------------      ------------
1.     Unrestricted Cash                                                                                                     0
2.     Restricted Cash                                                                                                       0
3.     Total Cash                                                      0                 0                 0                 0
4.     Accounts Receivable (Net)
5.     Inventory
6.     Notes Receivable
7.     Prepaid Expenses
8.     Other (Attach List)                                             0                 0                 0                 0
9.     Total Current Assets                                            0                 0                 0                 0
10.    Property, Plant & Equipment
11.    Less: Accumulated Depreciation/Depletion
12.    Net Property, Plant & Equipment                                 0                 0                 0                 0
13.    Due From Insiders
14.    Other Assets - Net of Amortization
       (Attach List)                                                   0                 0                 0                 0
15.    Other (Attach List)                                       360,837           360,837           360,837           360,837
16.    Total Assets                                              360,837           360,837           360,837           360,837

POST PETITION LIABILITIES

17.    Accounts Payable
18.    Taxes Payable
19.    Notes Payable
20.    Professional Fees
21.    Secured Debt
22.    Other (Attach List)                                                               0                 0                 0
23.    Total Post Petition Liabilities                                                   0                 0                 0

PRE PETITION LIABILITIES

24.    Secured Debt (FOOTNOTE)                                75,885,064        63,113,388        63,113,388        41,900,067
25.    Priority Debt
26.    Unsecured Debt
27.    Other (Attach List)                                   128,815,071       128,815,071       128,815,071       128,815,071
28.    Total Pre Petition Liabilities                        204,700,135       191,928,459       191,928,459       170,715,138
29.    Total Liabilities                                     204,700,135       191,928,459       191,928,459       170,715,138

EQUITY

30.    Pre Petition Owners' Equity                                            (204,339,298)     (204,339,298)     (204,339,298)
31.    Post Petition Cumulative Profit Or
       (Loss)
32.    Direct Charges To Equity (Attach Explanation)
       (Footnote)                                                               12,771,676        12,771,676        33,984,997
33.    Total Equity                                                           (191,567,622)     (191,567,622)     (170,354,301)
34.    Total Liabilities and Equity                                                360,837           360,837           360,837

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO GP, INC.                          SUPPLEMENT TO

CASE NUMBER:        401-40786-BJH-11                      ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                             SCHEDULED         MONTH            MONTH            MONTH
ASSETS                                        AMOUNT           FEB-01           MAR-01           APR-01
------                                     ------------     ------------     ------------     ------------
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                          0                0                0                0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                               0                0                0                0

A.     Investment in Subsidiaries               360,837          360,837          360,837          360,837
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                   360,837          360,837          360,837          360,837

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                 0                0                0

PRE PETITION LIABILITIES
A.     Interco.Payables (FOOTNOTE)              315,071          315,071          315,071          315,071
B.     10 3/8% Senior Sub. Notes            105,000,000      105,000,000      105,000,000      105,000,000
C.     Sr. Sub. Exchangeable Notes           23,500,000       23,500,000       23,500,000       23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                       128,815,071      128,815,071      128,815,071      128,815,071

CASE NAME:          KEVCO GP, INC.                          ACCRUAL BASIS - 2

CASE NUMBER:        401-40786-BJH-11

INCOME STATEMENT

                                                    MONTH            MONTH            MONTH           QUARTER
REVENUES                                            FEB-01           MAR-01           APR-01           TOTAL
--------                                         ------------     ------------     ------------     ------------
1.    Gross Revenues                                                                          0                0
2.    Less: Returns & Discounts                                                                                0
3.    Net Revenue                                           0                0                0                0

COST OF GOODS SOLD

4.    Material                                                                                                 0
5.    Direct Labor                                                                                             0
6.    Direct Overhead                                                                                          0
7.    Total Cost Of Goods Sold                              0                0                0                0
8.    Gross Profit                                          0                0                0                0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                           0
10.   Selling & Marketing                                                                                      0
11.   General & Administrative                                                                                 0
12.   Rent & Lease                                                                                             0
13.   Other (Attach List)                                                                                      0
14.   Total Operating Expenses                              0                0                0                0
15.   Income Before Non-Operating
      Income & Expense                                      0                0                0                0

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                                                                          0
17.   Non-Operating Expense (Att List)                                                                         0
18.   Interest Expense                                                                                         0
19.   Depreciation / Depletion                                                                                 0
20.   Amortization                                                                                             0
21.   Other (Attach List)                                                                                      0
22.   Net Other Income & Expenses                           0                0                0                0

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                        0
24.   U.S. Trustee Fees                                                                                        0
25.   Other (Attach List)                                                                                      0
26.   Total Reorganization Expenses                         0                0                0                0
27.   Income Tax                                                                                               0
28.   Net Profit (Loss)                                     0                0                0                0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO GP, INC.                          ACCRUAL BASIS - 3

CASE NUMBER:        401-40786-BJH-11

CASH RECEIPTS AND                               MONTH            MONTH            MONTH           QUARTER
DISBURSEMENTS                                   FEB-01           MAR-01           APR-01           TOTAL
-----------------                            ------------     ------------     ------------     ------------
1.   Cash - Beginning Of Month               (SEE ATTACHED SUPPLEMENT AND FOOTNOTE).

RECEIPTS FROM OPERATIONS

2.   Cash Sales                                                                                            0

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition                                                                                          0
4.   Post Petition                                                                                         0
5.   Total Operating Receipts                           0                0                0                0

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)                     0                0                0                0
7.   Sale of Assets                                                                                        0
8.   Other (Attach List)                                                                                   0
9.   Total Non-Operating Receipts                       0                0                0                0
10.  Total Receipts                                     0                0                0                0
11.  Total Cash Available                               0                0                0                0

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                           0
13.  Payroll Taxes Paid                                                                                    0
14.  Sales, Use & Other Taxes Paid                                                                         0
15.  Secured / Rental / Leases                                                                             0
16.  Utilities                                                                                             0
17.  Insurance                                                                                             0
18.  Inventory Purchases                                                                                   0
19.  Vehicle Expenses                                                                                      0
20.  Travel                                                                                                0
21.  Entertainment                                                                                         0
22.  Repairs & Maintenance                                                                                 0
23.  Supplies                                                                                              0
24.  Advertising                                                                                           0
25.  Other (Attach List)                                0                0                0                0
26.  Total Operating Disbursements                      0                0                0                0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees                                                                                     0
28.  U.S. Trustee Fees                                                                                     0
29.  Other (Attach List)                                0                0                0                0
30.  Total Reorganization Expenses                      0                0                0                0
31.  Total Disbursements                                0                0                0                0
32.  Net Cash Flow                                      0                0                0                0
33.  Cash - End of Month                                0                0                0                0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO GP, INC.               SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 APRIL, 2001
CASE NUMBER:        401-40786-BJH-11             CASH RECEIPTS AND DISBURSEMENTS

                                                   DIST LP             MFG              MGMT             HOLDING           COMP
                                                 ------------      ------------      ------------      ------------     ------------

 1    CASH-BEGINNING OF MONTH                           1,483           (95,242)       26,213,696             5,010            6,050

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                      121,372                --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                     61,354                --
 4    POST PETITION                                 7,225,297         4,705,194

 5    TOTAL OPERATING RECEIPTS                      7,408,023         4,705,194                --                --               --

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                                       --
 7    SALE OF ASSETS                                   38,500         7,012,936
 8    OTHER                                           171,186                --            87,708                --               --
       INTERCOMPANY TRANSFERS                      (4,591,461)       (2,381,789)        6,973,250                --               --
               SALE EXPENSE REIMBURSEMENT
               LIFE INSURANCE CASH VALUE              152,493
               RENT                                    16,000
               TAX REFUND                               2,693
               MISC                                                                                                               --
               INTEREST INCOME                                                             87,708

 9    TOTAL NON OPERATING RECEIPTS                 (4,381,775)        4,631,147         7,060,958                --               --

10    TOTAL RECEIPTS                                3,026,248         9,336,341         7,060,958                --               --

11    CASH AVAILABLE                                3,027,731         9,241,099        33,274,654             5,010            6,050

   OPERATING DISBURSEMENTS
12    NET PAYROLL                                     500,771           560,149           112,437
13    PAYROLL TAXES PAID                                                     --           524,486
14    SALES, USE & OTHER TAXES PAID                     9,429               770
15    SECURED/RENTAL/LEASES                           496,959           130,335            71,718
16    UTILITIES                                       100,185            88,360           211,235
17    INSURANCE                                         6,099                --           597,388
18    INVENTORY PURCHASES                           1,269,266         1,178,079
19    VEHICLE EXPENSE                                  64,627            10,109
20    TRAVEL                                           21,689            12,853               643
21    ENTERTAINMENT                                        --               369
22    REPAIRS & MAINTENANCE                             2,617            19,292             2,790
23    SUPPLIES                                          9,375            40,685
24    ADVERTISING                                                            --                --
25    OTHER                                           546,714         7,266,715        15,367,241                --               --
               LOAN PAYMENTS                          324,609         7,012,936        15,000,000
               FREIGHT                                 97,953           152,540
               CONTRACT LABOR                             617             1,976            31,937
               401 K PAYMENTS                                                --           157,719
               PAYROLL TAX ADVANCE ADP
               WAGE GARNISHMENTS
               MISC                                   123,535            99,263           177,585

26    TOTAL OPERATING DISBURSEMENTS                 3,027,731         9,307,716        16,887,938                --               --

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                                      --           492,647
28    US TRUSTEE FEES                                                        --
29    OTHER
30    TOTAL REORGANIZATION EXPENSE                         --                --           492,647                --               --

31    TOTAL DISBURSEMENTS                           3,027,731         9,307,716        17,380,585                --               --

32    NET CASH FLOW                                    (1,483)           28,625       (10,319,627)               --               --

33    CASH- END OF MONTH                                   --           (66,617)       15,894,069             5,010            6,050

                                                   KEVCO INC          TOTAL
                                                  ------------     ------------

 1    CASH-BEGINNING OF MONTH                            1,000       26,131,997

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                                        121,372
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                                       61,354
 4    POST PETITION                                                  11,930,491

 5    TOTAL OPERATING RECEIPTS                              --       12,113,217

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                                       --
 7    SALE OF ASSETS                                                  7,051,436
 8    OTHER                                                 --          258,894
       INTERCOMPANY TRANSFERS                                                --
               SALE EXPENSE REIMBURSEMENT
               LIFE INSURANCE CASH VALUE
               RENT
               TAX REFUND
               MISC
               INTEREST INCOME

 9    TOTAL NON OPERATING RECEIPTS                          --        7,310,330

10    TOTAL RECEIPTS                                        --       19,423,547

11    CASH AVAILABLE                                     1,000       45,555,544

   OPERATING DISBURSEMENTS
12    NET PAYROLL                                                     1,173,357
13    PAYROLL TAXES PAID                                                524,486
14    SALES, USE & OTHER TAXES PAID                                      10,199
15    SECURED/RENTAL/LEASES                                             699,012
16    UTILITIES                                                         399,780
17    INSURANCE                                                         603,487
18    INVENTORY PURCHASES                                             2,447,345
19    VEHICLE EXPENSE                                                    74,736
20    TRAVEL                                                             35,185
21    ENTERTAINMENT                                                         369
22    REPAIRS & MAINTENANCE                                              24,699
23    SUPPLIES                                                           50,060
24    ADVERTISING                                                            --
25    OTHER                                                 --       23,180,670
               LOAN PAYMENTS                                         22,337,545
               FREIGHT                                                  250,493
               CONTRACT LABOR                                            34,530
               401 K PAYMENTS                                           157,719
               PAYROLL TAX ADVANCE ADP                                       --
               WAGE GARNISHMENTS                                             --
               MISC                                                     400,383

26    TOTAL OPERATING DISBURSEMENTS                         --       29,223,385

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                                 492,647
28    US TRUSTEE FEES                                                        --
29    OTHER                                                                  --
30    TOTAL REORGANIZATION EXPENSE                          --          492,647

31    TOTAL DISBURSEMENTS                                   --       29,716,032

32    NET CASH FLOW                                         --      (10,292,485)

33    CASH- END OF MONTH                                 1,000       15,839,512

CASE NAME:          KEVCO GP, INC.                          ACCRUAL BASIS - 4

CASE NUMBER:        401-40786-BJH-11

                                                     SCHEDULED            MONTH            MONTH              MONTH
ACCOUNTS RECEIVABLE AGING                             AMOUNT              FEB-01           MAR-01             APR-01
-------------------------                            ---------            ------           ------             ------
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                               0                  0                0                  0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                               0                  0                0                  0

AGING OF POST PETITION                                  MONTH:      APRIL-01
TAXES AND PAYABLES                                            ------------------

                                    0 - 30            31 - 60            61 - 90             91 +
TAXES PAYABLE                        DAYS               DAYS               DAYS              DAYS             TOTAL
-------------                       ------            -------            -------             ----             -----
1.   Federal                                                                                                        0
2.   State                                                                                                          0
3.   Local                                                                                                          0
4.   Other (Attach List)                  0                  0                  0                0                  0
5.   Total Taxes Payable                  0                  0                  0                0                  0
6.   Accounts Payable                                                                                               0

                                                        MONTH:      APRIL-01
STATUS OF POST PETITION TAXES                                 ------------------

                                                                          AMOUNT
                                                   BEGINNING TAX       WITHHELD AND/OR                          ENDING TAX
FEDERAL                                              LIABILITY*           ACCRUED          (AMOUNT PAID)        LIABILITY
-------                                            -------------       ---------------     -------------        ----------
1.   Withholding **                                                                                                 0
2.   FICA - Employee **                                                                                             0
3.   FICA - Employer **                                                                                             0
4.   Unemployment                                                                                                   0
5.   Income                                                                                                         0
6.   Other (Attach List)                                     0                  0                0                  0
7.   Total Federal Taxes                                     0                  0                0                  0

STATE AND LOCAL

8.   Withholding                                                                                                    0
9.   Sales                                                                                                          0
10.  Excise                                                                                                         0
11.  Unemployment                                                                                                   0
12.  Real Property                                                                                                  0
13.  Personal Property                                                                                              0
14.  Other (Attach List)                                     0                  0                0                  0
15.  Total State And Local                                   0                  0                0                  0
16.  Total Taxes                                             0                  0                0                  0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO GP, INC.                                  ACCRUAL BASIS - 5

CASE NUMBER:   401-40786-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                 MONTH:     APRIL-01
                                        ----------------

BANK RECONCILIATIONS                               Account # 1         Account # 2
--------------------                               -----------         -----------
A.   BANK:                                                                                Other Accounts
B.   ACCOUNT NUMBER:                                                                       (Attach List)         TOTAL
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                                  0                 0
2.   Add: Total Deposits Not Credited                                                            0                 0
3.   Subtract: Outstanding Checks                                                                0                 0
4.   Other Reconciling Items                                                                     0                 0
5.   Month End Balance Per Books                        0                    0                   0                 0
6.   Number of Last Check Written

INVESTMENT ACCOUNTS

                                               DATE OF         TYPE OF
BANK, ACCOUNT NAME & NUMBER                    PURCHASE       INSTRUMENT       PURCHASE PRICE       CURRENT VALUE
---------------------------                    --------       ----------       --------------       -------------
7.
8.
9.
10.  (Attach List)                                                                    0                   0
11.  Total Investments                                                                0                   0

CASH

12.  Currency On Hand                                                                                     0
13.  Total Cash - End of Month                                                                            0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:        KEVCO GP, INC.                               ACCRUAL BASIS - 6

CASE NUMBER:      401-40786-BJH-11                      MONTH:      APRIL-01
                                                              ------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                   INSIDERS TYPE                AMOUNT           TOTAL PAID
             NAME                   OF PAYMENT                   PAID             TO DATE
             ----                  -------------                ------           ----------
1.
2.
3.
4.
5.    (Attach List)                                                 0                0
6.    Total Payments To Insiders                                    0                0


                                  PROFESSIONALS

                                     DATE OF
                                   COURT ORDER                                                      TOTAL
                                   AUTHORIZING         AMOUNT        AMOUNT      TOTAL PAID       INCURRED
             NAME                    PAYMENT          APPROVED        PAID         TO DATE        & UNPAID*
             ----                  -----------        --------       ------      ----------       ---------
1.
2.
3.
4.
5.    (Attach List)                                       0             0             0               0
6.    Total Payments To Professionals                     0             0             0               0

    * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                         SCHEDULED       AMOUNTS     TOTAL
                                                          MONTHLY         PAID      UNPAID
                                                         PAYMENTS        DURING      POST
                       NAME OF CREDITOR                     DUE           MONTH    PETITION
                       ----------------                  --------        -------   --------
1.
2.
3.
4.
5.    (Attach List)                                          0              0          0
6.    TOTAL                                                  0              0          0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO GP, INC.                                    ACCRUAL BASIS - 7

CASE NUMBER: 401-40786-BJH-11
                                                           MONTH:   APRIL-01
                                                                 ---------------

QUESTIONNAIRE

                                                                                                                  YES        NO
                                                                                                                  ---        --
1.      Have any Assets been sold or transferred outside the normal course of business
        this reporting period?                                                                                               X
2.      Have any funds been disbursed from any account other than a debtor in
        possession account?                                                                                                  X
3.      Are any Post Petition Receivables (accounts, notes, or loans) due from related
        parties?                                                                                                             X
4.      Have any payments been made on Pre Petition Liabilities this reporting period?                             X
5.      Have any Post Petition Loans been received by the debtor from any party?                                             X
6.      Are any Post Petition Payroll Taxes past due?                                                                        X
7.      Are any Post Petition State or Federal Income Taxes past due?                                                        X
8.      Are any Post Petition Real Estate Taxes past due?                                                                    X
9.      Are any other Post Petition Taxes past due?                                                                          X
10.     Are any amounts owed to Post Petition creditors delinquent?                                                          X
11.     Have any Pre Petition Taxes been paid during the reporting period?                                                   X
12.     Are any wage payments past due?                                                                                      X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(SEE FOOTNOTE 1, 24 [B] AND [C])

INSURANCE

                                                                                                                  YES        NO
                                                                                                                  ---        --
1.      Are Worker's Compensation, General Liability and other necessary insurance
        coverages in effect?                                                                                       X
2.      Are all premium payments paid current?                                                                     X
3.      Please itemize policies below.

  If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

  TYPE OF POLICY                   CARRIER                    PERIOD COVERED                PAYMENT AMOUNT & FREQUENCY
  --------------                   -------                    --------------                --------------------------
General Liability               Liberty Mutual                9/1/00-9/1/01                    Annual      $313,520

Umbrella                        National Union                6/1/00-9/1/01                    Annual      $103,349
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This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---



CASE NAME:         KEVCO GP, INC.                           FOOTNOTES SUPPLEMENT

CASE NUMBER:       401-40786-BJH-11                             ACCRUAL BASIS

                                                            MONTH:   APRIL-01
                                                                     --------



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
ACCRUAL
BASIS
FORM         LINE
NUMBER       NUMBER                              FOOTNOTE / EXPLANATION
------       ------                              ----------------------
1            24          (A) Pursuant to an Asset Purchase Agreement approved by the Court on
7             4              February 23, 2001 and effective as of the same date among Kevco, Inc.,
                             Kevco Manufacturing, LP, Wingate Management Co. II, LP and Adorn LLC,
                             certain assets and liabilities of Design Components, a division of
                             Kevco Manufacturing, LP (Case No. 401-40784-BJH-11), were transferred to Adorn, LLC. At the effective date of purchase, Buyer assumed certain executory contracts, approximately $1.6 million of Kevco Manufacturing,
                             LP's unsecured pre-petition liabilities, $3.5 million of accounts receivable, $5 million of inventory and $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing pre-petition secured debt.

                         (B) Pursuant to an Asset Purchase Agreement approved by the Court on April
                             3, 2001 and effective as of the same date, Universal Forest Products
                             Eastern Division, Inc. purchased the assets (inventory, equipment, machinery and five of the seven facilities at which Sunbelt Wood
                             Components Division operates) of the Sunbelt division of Kevco
                             Manufacturing, L.P. Approximately $ 7 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

                         (C) Debtor paid $15 million from available cash during April to Bank of
                             America to reduce pre-petition secured debt.

1            27A         Intercompany payables are to co-debtors Kevco Management Co. (Case No.
                         401-40788-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11),
                         Kevco Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Holding, Inc.
                         (Case No. 401-40785-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco
                         GP, Inc. (Case No. 401-40786-BJH-11), and Kevco Components, Inc. (Case No.
                         401-40790-BJH-11). Debtor currently has $429,066 of intercompany payables.

1            32          The direct charges to equity are due to the secured debt reductions pursuant to sales of two of Kevco Manufacturing, L.P.'s operating divisions
                         (Design Components and Sunbelt Wood) as well as a direct cash payment of
                         $15 million (See Footnote 1,24). The secured debt owed to Bank of America by Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet. Kevco, Inc.'s report will reflect the cash portion of the transaction.

3             1          Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of
                         Existing Forms and Records; (2) Authorizing Maintenance of Existing
                         Corporate Bank Accounts and Cash Management System; and (3) Extending Time
                         to Comply with 11 U.S.C. Section 345 Investment Guidelines, funds in the
                         Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor,
                         Case No. 401-40788-BJH-11). Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America DIP account.
                         A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis
                         -3. Debtor does maintain a small petty cash account that is included in the cash supplement schedule. Kevco GP, Inc. has no active bank accounts.
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